UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/29/2012

Item 1.	Schedule of Investments.

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Principal Amount	Value

Asset-Backed Securities-1.9%
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts., Series 2011-2A, Cl. A, 2.37%, 11/20/14[1]	$5,590,000	$5,702,010

Citibank Omni Master Trust, Credit Card Receivables, Series 2009-A13, Cl. A13, 5.35%, 8/15/18[1]	8,000,000	8,741,424

DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	4,000,000	4,106,748

DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[1]	5,690,000	5,703,922

Exeter Automobile Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 2.02%, 8/15/16[1]	2,994,070	2,996,040

Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[1]	4,375,000	4,453,488

Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[2]	1,472,532	1,476,420

Total Asset-Backed Securities (Cost $33,042,460)		33,180,052

Mortgage-Backed Obligations-75.2%

Government Agency-66.8%

FHLMC/FNMA/FHLB/Sponsored-61.7%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19	184,712	196,177
4.50%, 8/1/42[3]	33,870,000	36,172,102
6%, 5/15/18-10/15/29	9,040,001	9,910,710
6.50%, 4/15/18-4/1/34	4,941,794	5,477,166
7%, 8/15/16-10/1/37	2,838,515	3,323,759
7.50%, 1/1/32-9/15/33	6,316,837	7,723,067
8%, 4/1/16	583,310	629,433
8.50%, 3/15/31	155,926	196,340
9%, 8/1/22-5/1/25	220,784	255,845
10%, 8/16/21	46,078	47,679
11%, 12/15/20	45,453	54,733
11.50%, 6/15/20-12/3/20	62,748	65,175
11.75%, 1/15/16-4/15/19	912	918
12%, 6/15/15	4,542	4,663
12.50%, 7/15/19	11,246	12,078
13%, 8/15/15	19,440	20,862

Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 0.90%, 6/15/21[4]	8,475	8,557
Series 151, Cl. F, 9%, 5/15/21	35,714	41,077
Series 1695, Cl. F, 2.51%, 3/15/24[4]	2,012,127	2,109,541
Series 2006-11, Cl. PS, 23.667%, 3/25/36[4]	1,472,246	2,131,900
Series 2035, Cl. PC, 6.95%, 3/15/28	1,299,949	1,514,433
Series 2084, Cl. ZC, 6.50%, 8/15/28	721,119	817,275
Series 2116, Cl. ZA, 6%, 1/15/29	1,070,707	1,201,119
Series 2122, Cl. FD, 0.592%, 2/15/29[4]	1,004,615	1,009,057
Series 2132, Cl. FN, 1.139%, 3/15/29[4]	1,625,249	1,654,236
Series 2148, Cl. ZA, 6%, 4/15/29	1,885,603	2,113,251
Series 2195, Cl. LH, 6.50%, 10/15/29	2,539,744	2,915,118

1	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Series 2220, Cl. PD, 8%, 3/15/30	$335,841	$398,828
Series 2281, Cl. Z, 6.50%, 2/15/31	3,565,743	4,090,611
Series 2319, Cl. BZ, 6.50%, 5/15/31	5,462,677	6,272,385
Series 2326, Cl. ZP, 6.50%, 6/15/31	1,154,574	1,330,374
Series 2344, Cl. FP, 1.192%, 8/15/31[4]	892,324	912,520
Series 2368, Cl. TG, 6%, 10/15/16	167,314	178,141
Series 2392, Cl. FB, 0.842%, 1/15/29[4]	276,258	279,163
Series 2396, Cl. FE, 0.842%, 12/15/31[4]	399,918	405,012
Series 2401, Cl. FA, 0.892%, 7/15/29[4]	372,706	376,869
Series 2427, Cl. ZM, 6.50%, 3/15/32	269,143	310,549
Series 2464, Cl. FI, 1.242%, 2/15/32[4]	615,809	627,928
Series 2470, Cl. LF, 1.242%, 2/15/32[4]	630,025	642,425
Series 2471, Cl. FD, 1.242%, 3/15/32[4]	920,893	939,285
Series 2481, Cl. AF, 0.792%, 3/15/32[4]	537,886	543,184
Series 2500, Cl. FD, 0.742%, 3/15/32[4]	706,619	713,187
Series 2504, Cl. FP, 0.742%, 3/15/32[4]	1,047,049	1,055,992
Series 2526, Cl. FE, 0.642%, 6/15/29[4]	918,517	923,584
Series 2530, Cl. FD, 0.742%, 2/15/32[4]	1,227,817	1,237,927
Series 2538, Cl. F, 0.842%, 12/15/32[4]	154,912	156,337
Series 2550, Cl. FI, 0.592%, 11/15/32[4]	685,942	686,813
Series 2551, Cl. FD, 0.642%, 1/15/33[4]	908,625	914,000
Series 2627, Cl. KM, 4.50%, 6/1/18	2,513,609	2,678,504
Series 2668, Cl. AZ, 4%, 9/1/18	1,090,794	1,148,853
Series 2676, Cl. KY, 5%, 9/15/23	3,728,684	4,097,536
Series 2708, Cl. N, 4%, 11/1/18	2,348,705	2,474,442
Series 2838, Cl. EH, 4.50%, 6/1/18	578,903	579,260
Series 2843, Cl. A, 4.96%, 9/1/31	9,767,187	9,886,188
Series 3013, Cl. GA, 5%, 6/1/34	4,610,659	4,819,582
Series 3025, Cl. SJ, 23.864%, 8/15/35[4]	347,945	516,318
Series 3134, Cl. FA, 0.542%, 3/15/36[4]	12,380,167	12,402,132
Series 3342, Cl. FT, 0.692%, 7/15/37[4]	6,360,562	6,387,216
Series 3465, Cl. HA, 4%, 7/1/17	692,136	714,738
Series 3617, Cl. DC, 4%, 7/1/27	5,697,673	5,874,572
Series 3647, Cl. BD, 3%, 12/1/19	25,448,191	26,122,399
Series 3676, Cl. DA, 4%, 4/1/22	2,119,628	2,143,600
Series 3803, Cl. YP, 4.50%, 2/1/41	3,072,266	3,216,710
Series 3804, Cl. WJ, 3%, 3/1/39	21,250,559	21,855,426
Series 3822, Cl. JA, 5%, 6/1/40	1,471,481	1,566,146
Series 3848, Cl. WL, 4%, 4/1/40	5,434,487	5,754,011
Series 3917, Cl. BA, 4%, 6/1/38	8,031,690	8,471,814
Series R013, Cl. AB, 6%, 12/1/21	146,367	146,554

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 12.762%, 2/1/28[5]	374,635	61,411
Series 205, Cl. IO, 14.084%, 9/1/29[5]	2,523,103	431,258
Series 206, Cl. IO, 0%, 12/1/29[5,6]	116,771	24,134
Series 2074, Cl. S, 56.986%, 7/17/28[5]	549,709	119,792
Series 2079, Cl. S, 68.37%, 7/17/28[5]	950,938	213,262
Series 243, Cl. 6, 0%, 12/15/32[5,6]	1,033,323	225,343

2	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Series 2493, Cl. S, 62.199%, 9/15/29[5]	$669,489	$147,097
Series 2526, Cl. SE, 44.013%, 6/15/29[5]	1,269,044	266,583
Series 2720, Cl. SA, 63.415%, 1/15/29[5]	4,001,775	189,360
Series 2795, Cl. SH, 18.498%, 3/15/24[5]	8,384,621	1,354,205
Series 2796, Cl. SD, 65.066%, 7/15/26[5]	267,845	54,033
Series 2819, Cl. S, 57.47%, 6/15/34[5]	11,946,170	2,387,765
Series 2835, Cl. BS, 50.922%, 12/15/28[5]	7,081,713	564,719
Series 2920, Cl. S, 65.834%, 1/15/35[5]	6,200,951	1,060,128
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	933,787	130,388
Series 3450, Cl. BI, 12.377%, 5/15/38[5]	6,998,814	1,161,389
Series 3662, Cl. SM, 24.883%, 10/15/32[5]	4,559,968	608,334
Series 3736, Cl. SN, 6.506%, 10/15/40[5]	12,282,095	2,022,210

Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	15,666,743	16,003,066

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 10.854%, 12/1/31[7]	772,104	743,912
Series 219, Cl. PO, 11.551%, 3/1/32[7]	2,097,573	2,022,180

Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.742%, 5/15/36[4]	8,890,208	8,925,292

Federal National Mortgage Assn.:
2.50%, 7/1/27[3]	85,175,000	87,783,484
3.50%, 8/1/40	3,458,137	3,628,241
3.50%, 8/1/42[3]	59,130,000	62,012,588
4%, 9/1/18-10/1/18	14,203,113	15,220,441
4%, 7/1/27[3]	1,155,000	1,228,631
4.50%, 5/25/18-8/1/26	28,511,604	30,680,513
5%, 2/25/18-7/25/22	32,767,685	35,489,536
5.50%, 9/1/19-1/1/36	9,964,795	10,934,605
5.50%, 7/1/27-8/1/42[3]	10,495,000	11,410,136
6%, 3/25/17-2/1/40	19,124,442	21,204,239
6%, 8/1/42[3]	830,000	912,092
6.50%, 6/25/17-1/1/34	23,485,731	26,591,758
7%, 7/25/13-2/25/36	14,988,713	17,668,992
7.50%, 2/25/27-8/25/33	17,714,493	21,500,709
8%, 6/25/17	566	632
8.50%, 7/1/32	77,137	95,898
9%, 8/25/19	6,370	7,469
9.50%, 11/25/21	5,066	5,877
11%, 11/25/15-8/13/19	236,041	251,238
11.25%, 3/10/16	34,685	35,328
11.50%, 8/8/19	24,123	24,295
12%, 1/25/16-5/25/16	28,704	29,300
12.50%, 8/25/15-12/25/15	15,805	16,237
13%, 9/8/15-8/25/26	53,521	54,969

Federal National Mortgage Assn., 15 yr.:
3%, 7/1/27[3]	122,085,000	127,941,259
3.50%, 7/1/27[3]	5,555,000	5,870,941

3	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., 30 yr.:
4%, 8/1/42[3]	$72,480,000	$77,021,329
4.50%, 8/1/42[3]	20,558,000	22,042,030

Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1988-7, Cl. Z, 9.25%, 4/25/18	39,902	44,334
Trust 1991-109, Cl. Z, 8.50%, 9/25/21	24,208	28,253
Trust 1992-34, Cl. G, 8%, 3/25/22	5,609	5,635
Trust 1997-16, Cl. PD, 7%, 3/18/27	2,338,830	2,725,146
Trust 1998-59, Cl. Z, 6.50%, 10/25/28	224,399	257,086
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,382,503	1,583,528
Trust 2001-69, Cl. PF, 1.245%, 12/25/31[4]	1,376,687	1,404,746
Trust 2002-12, Cl. PG, 6%, 3/25/17	4,507,892	4,881,612
Trust 2002-19, Cl. PE, 6%, 4/25/17	367,980	392,788
Trust 2002-29, Cl. F, 1.245%, 4/25/32[4]	660,814	674,373
Trust 2002-39, Cl. FD, 1.243%, 3/18/32[4]	1,063,104	1,085,826
Trust 2002-52, Cl. FD, 0.745%, 9/25/32[4]	886,270	894,590
Trust 2002-53, Cl. FY, 0.745%, 8/25/32[4]	850,419	857,505
Trust 2002-64, Cl. FJ, 1.245%, 4/25/32[4]	203,651	207,830
Trust 2002-65, Cl. FB, 1.245%, 7/25/32[4]	1,297,017	1,322,842
Trust 2002-68, Cl. FH, 0.743%, 10/18/32[4]	411,000	414,620
Trust 2002-77, Cl. TF, 1.243%, 12/18/32[4]	2,616,283	2,668,556
Trust 2002-82, Cl. FE, 1.245%, 12/25/32[4]	1,178,704	1,201,924
Trust 2002-9, Cl. PC, 6%, 3/25/17	2,574,390	2,784,953
Trust 2002-90, Cl. FJ, 0.745%, 9/25/32[4]	434,143	437,766
Trust 2002-90, Cl. FM, 0.745%, 9/25/32[4]	417,445	420,929
Trust 2003-111, Cl. HF, 0.645%, 5/25/30[4]	1,161,099	1,161,881
Trust 2003-112, Cl. AN, 4%, 11/1/18	3,930,268	4,140,168
Trust 2003-116, Cl. FA, 0.645%, 11/25/33[4]	577,241	580,646
Trust 2003-119, Cl. FK, 0.745%, 5/25/183,[4]	7,458,015	7,500,533
Trust 2003-130, Cl. CS, 13.61%, 12/25/33[4]	1,475,277	1,767,928
Trust 2003-21, Cl. FK, 0.645%, 3/25/33[4]	68,843	69,252
Trust 2003-26, Cl. XF, 0.695%, 3/25/23[4]	3,174,055	3,190,762
Trust 2003-33, Cl. LF, 0.595%, 7/25/17[4]	135,592	135,642
Trust 2003-44, Cl. CB, 4.25%, 3/1/33	1,490,380	1,565,041
Trust 2003-45, Cl. AB, 3.75%, 5/1/33	371,663	380,684
Trust 2004-101, Cl. BG, 5%, 1/25/20	4,925,411	5,277,448
Trust 2004-29, Cl. QG, 4.50%, 12/1/32	5,000,000	5,284,257
Trust 2004-7, Cl. J, 4%, 7/1/17	1,027,499	1,032,434
Trust 2004-72, Cl. FB, 0.745%, 9/25/34[4]	3,272,589	3,287,939
Trust 2004-9, Cl. AB, 4%, 7/1/17	71,319	71,405
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	5,668,778	6,571,715
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	8,786,788	10,053,270
Trust 2005-45, Cl. XA, 0.585%, 6/25/35[4]	3,870,110	3,878,779
Trust 2005-5, Cl. AB, 5%, 4/1/32	4,104,624	4,276,581
Trust 2005-67, Cl. BF, 0.595%, 8/25/35[4]	3,244,535	3,254,807
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	4,409,990	4,562,287
Trust 2005-85, Cl. FA, 0.595%, 10/25/35[4]	7,609,490	7,629,614

4	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2006-46, Cl. SW, 23.30%, 6/25/36[4]	$1,349,480	$1,941,233
Trust 2006-50, Cl. KS, 23.301%, 6/25/36[4]	1,109,782	1,612,416
Trust 2006-50, Cl. SK, 23.301%, 6/25/36[4]	267,309	399,520
Trust 2007-42, Cl. A, 6%, 2/1/33	5,447,174	5,667,581
Trust 2007-79, Cl. FA, 0.695%, 8/25/37[4]	3,969,180	3,985,436
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	1,069,605	1,133,432
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	2,316,448	2,390,593
Trust 2009-36, Cl. FA, 1.185%, 6/25/37[4]	23,882,721	24,253,340
Trust 2009-37, Cl. HA, 4%, 4/1/19	6,064,110	6,420,618
Trust 2009-70, Cl. PA, 5%, 8/1/35	12,564,129	12,774,324
Trust 2010-37, Cl. NG, 4%, 1/1/28	13,126,715	13,560,777
Trust 2011-122, Cl. EA, 3%, 11/1/29	7,010,770	7,197,235
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	14,135,136	14,338,043
Trust 2011-15, Cl. DA, 4%, 3/1/41	11,028,368	11,787,567
Trust 2011-3, Cl. KA, 5%, 4/1/40	5,266,249	5,736,667
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	2,419,308	2,513,022
Trust 2011-88, Cl. AB, 2.50%, 9/1/26	3,556,369	3,683,093

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-63, Cl. SD, 33.231%, 12/18/31[5]	1,024,286	186,306
Trust 2001-68, Cl. SC, 24.415%, 11/25/31[5]	877,674	167,615
Trust 2001-81, Cl. S, 26.323%, 1/25/32[5]	678,664	143,251
Trust 2002-28, Cl. SA, 37.684%, 4/25/32[5]	627,317	121,740
Trust 2002-38, Cl. SO, 52.225%, 4/25/32[5]	961,545	177,317
Trust 2002-39, Cl. SD, 42.013%, 3/18/32[5]	1,031,772	222,325
Trust 2002-48, Cl. S, 32.894%, 7/25/32[5]	1,003,466	200,018
Trust 2002-52, Cl. SD, 40.474%, 9/25/32[5]	886,270	195,960
Trust 2002-52, Cl. SL, 35.522%, 9/25/32[5]	655,060	130,913
Trust 2002-53, Cl. SK, 40.599%, 4/25/32[5]	602,018	134,684
Trust 2002-56, Cl. SN, 34.747%, 7/25/32[5]	1,362,877	272,119
Trust 2002-60, Cl. SM, 32.218%, 8/25/32[5]	2,045,220	356,216
Trust 2002-77, Cl. IS, 47.213%, 12/18/32[5]	1,376,316	300,790
Trust 2002-77, Cl. SH, 42.018%, 12/18/32[5]	955,463	198,378
Trust 2002-9, Cl. MS, 30.983%, 3/25/32[5]	1,098,360	215,870
Trust 2003-33, Cl. IA, 7.569%, 5/25/33[5]	203,775	33,727
Trust 2003-33, Cl. SP, 99.999%, 5/25/33[5]	2,549,343	401,046
Trust 2003-38, Cl. SA, 31.337%, 3/25/23[5]	2,673,075	275,676
Trust 2003-4, Cl. S, 32.244%, 2/25/33[5]	1,464,679	265,849
Trust 2005-122, Cl. SD, 56.378%, 6/25/35[5]	8,305,192	1,143,993
Trust 2005-14, Cl. SE, 45.023%, 3/25/35[5]	8,458,722	1,392,169
Trust 2005-40, Cl. SA, 60.939%, 5/25/35[5]	3,365,716	659,296
Trust 2005-5, Cl. SD, 11.403%, 1/25/35[5]	2,292,701	360,798
Trust 2005-63, Cl. SA, 52.097%, 10/25/31[5]	3,345,662	682,366
Trust 2005-63, Cl. X, 35.658%, 10/25/31[5]	39,605	826
Trust 2005-71, Cl. SA, 63.187%, 8/25/25[5]	3,939,277	564,390
Trust 2006-51, Cl. SA, 41.35%, 6/25/36[5]	9,566,259	1,303,772
Trust 2006-60, Cl. DI, 41.528%, 4/25/35[5]	7,088,144	965,320

5	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2007-77, Cl. SB, 40.042%, 12/25/31[5]	$1,637,296	$56,741
Trust 2007-84, Cl. DS, 12.147%, 8/25/37[5]	3,007,191	529,860
Trust 2008-46, Cl. EI, 12.818%, 6/25/38[5]	7,164,389	1,276,232
Trust 2008-55, Cl. SA, 18.452%, 7/25/38[5]	166,009	26,706
Trust 2009-8, Cl. BS, 18.395%, 2/25/24[5]	3,673,274	364,709
Trust 2009-85, Cl. IO, 13.462%, 10/1/24[5]	7,997,212	706,327
Trust 2011-48, Cl. IC, 30.646%, 5/1/13[5]	18,833,777	248,602
Trust 2011-84, Cl. IG, 5.016%, 8/1/13[5]	25,122,615	441,221
Trust 221, Cl. 2, 36.406%, 5/1/23[5]	1,691,903	362,707
Trust 254, Cl. 2, 32.432%, 1/1/24[5]	2,149,258	458,381
Trust 294, Cl. 2, 17.152%, 2/1/28[5]	2,395,181	380,559
Trust 301, Cl. 2, 2.412%, 4/1/29[5]	1,180,498	189,520
Trust 321, Cl. 2, 16.313%, 4/1/32[5]	6,536,160	1,008,173
Trust 324, Cl. 2, 0.138%, 7/1/32[5]	2,229,404	346,516
Trust 331, Cl. 10, 20.475%, 2/1/33[5]	3,043,545	485,110
Trust 331, Cl. 4, 9.149%, 2/1/33[5]	2,636,838	552,367
Trust 331, Cl. 5, 11.572%, 2/1/33[5]	3,725,526	785,345
Trust 331, Cl. 6, 4.56%, 2/1/33[5]	3,715,682	763,880
Trust 334, Cl. 10, 6.029%, 2/1/33[5]	1,505,044	296,733
Trust 339, Cl. 15, 11.668%, 7/1/33[5]	1,378,268	262,835
Trust 339, Cl. 7, 0%, 7/1/33[5,6]	2,847,614	393,144
Trust 351, Cl. 8, 0%, 4/1/34[5,6]	2,701,470	384,885
Trust 356, Cl. 10, 0%, 6/1/35[5,6]	2,174,242	303,691
Trust 356, Cl. 12, 0%, 2/1/35[5,6]	1,083,051	151,914
Trust 362, Cl. 13, 0%, 8/1/35[5,6]	2,944,676	485,018
Trust 364, Cl. 15, 0%, 9/1/35[5,6]	1,745,824	275,524

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 327, Cl. 1, 10.647%, 9/1/32[7]	524,685	507,758

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security: Series 1999-3, Cl. IO, 20.61%, 10/15/29[5]	29,424,445	249,990
Series 2001-3, Cl. IO, 21.602%, 5/15/31[5]	12,995,448	111,423
Series 2002-2, Cl. IO, 22.38%, 1/15/32[5]	34,862,890	148,833
Series 2002-3, Cl. IO, 21.554%, 8/15/32[5]	48,626,120	444,307
Series 2003-1, Cl. IO, 15.284%, 11/15/32[5]	71,000,060	481,714

		1,085,752,281

GNMA/Guaranteed-1.0%
Government National Mortgage Assn.:
6.50%, 1/29/24	127,196	146,300
7%, 1/29/28-2/8/30	799,339	960,331
7.50%, 6/29/28-8/29/28	493,501	525,914
8%, 9/29/28	35,997	37,911
8.50%, 8/1/17-12/15/17	340,146	365,169
9.50%, 9/29/17	1,845	1,940
10.50%, 12/29/17-1/29/21	75,547	76,976
11%, 11/8/19	53,269	57,893
11.50%, 5/29/13-7/29/15	5,721	5,759

6	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Principal Amount	Value

GNMA/Guaranteed Continued
13%, 9/29/14	$380	$384

Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	7,616,907	9,294,240
Series 2009-66, Cl. CD, 2.50%, 8/1/39	958,311	986,204

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 67.93%, 7/16/28[5]	2,000,153	442,292
Series 1998-6, Cl. SA, 82.35%, 3/16/28[5]	1,209,304	274,867
Series 2001-21, Cl. SB, 88.033%, 1/16/27[5]	2,062,120	382,142
Series 2010-111, Cl. GI, 28.396%, 9/1/13[5]	74,854,248	1,350,401
Series 2010-147, Cl. LI, 25.307%, 11/1/13[5]	41,770,191	841,314
Series 2011-52, Cl. HS, 9.436%, 4/16/41[5]	8,099,841	2,075,776
Series 2011-82, Cl. IG, 8.043%, 6/1/13[5]	17,166,344	238,303

		18,064,116

Other Agency-4.1%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20	3,974,796	4,028,059
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	8,560,000	9,127,100
Series 2010-C1, Cl. APT, 2.65%, 10/29/20	9,262,179	9,688,239

NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.689%, 10/7/20[4]	7,513,883	7,529,136

NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts.:
Series 2010-R3, Cl. 2A, 0.799%, 12/8/20[4]	23,067,670	23,165,016
Series 2010-R3, Cl. 3A, 2.40%, 12/8/20	5,884,563	6,027,088

NCUA Guaranteed Notes Trust, Asset-Backed Nts., Series 2010-A1, Cl. A, 0.589%, 12/7/20[4]	11,863,628	11,906,099

		71,470,737

Non-Agency-8.4%

Commercial-6.5%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4, 5.805%, 6/1/49[4]	3,837,723	4,355,367

BCAP LLC Trust, Mtg. Pass-Through Certificates:
Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36[2,4]	7,221,000	7,121,711
Series 2012-RR2, Cl. 6A3, 2.762%, 9/1/35[1,4]	7,045,291	6,968,089

CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]	1,198,435	1,205,172

CHL Mortgage Pass-Through Trust 2003-J5, Mtg. Pass-Through Certificates, Series 2003-J5, Cl. 2A1, 5%, 7/1/18	2,228,257	2,292,779

Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[1]	5,819,366	6,114,594

Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.885%, 9/1/20[1,5]	43,939,978	2,984,535

FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35[2]	11,880,000	11,878,574

7	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Principal Amount	Value

Commercial Continued

Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	$3,445,000	$3,832,221

GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	6,505,000	7,427,978

GS Mortgage Securities Trust 2007-GG10, Commercial Mtg. Pass-Through Certificates, Series 2007-GG10, Cl. A2, 5.778%, 8/1/45	3,546,838	3,578,174

GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	3,245,776	3,181,734

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[1]	7,185,000	7,674,079
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[1]	5,696,589	5,758,346
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	4,036,045	4,069,581
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	3,460,267	3,490,835

JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. A2, 5.815%, 2/1/49[4]	823,102	822,987

JPMorgan Chase Commercial Mortgage Securities Trust 2007-LD11, Commercial Mtg. Pass-Through Certificates, Series 2007-LD11, Cl. A4, 6.009%, 6/1/49[4]	2,500,000	2,754,376

JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 6.009%, 6/1/49[4]	4,454,451	4,809,814

LB-UBS Commercial Mortgage Trust 2006-C4, Commercial Mtg. Pass-Through Certificates, Series 2006-C4, Cl. A2, 5.868%, 6/11/32	1,583,911	1,585,815

LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40	8,745,000	10,031,529

Merrill Lynch Mortgage Trust 2005-MCP1, Commercial Mtg. Pass-Through Certificates, Series 2005-MCP1, Cl. A2, 4.556%, 6/1/43	714,954	716,619

Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 3/1/42	4,005,834	4,122,606

STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.815%, 2/1/37[4]	4,225,965	3,058,830

WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 8.956%, 3/1/44[5]	50,804,174	4,352,648

		114,188,993

Other-0.4%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	6,000,000	6,680,226

Residential-1.5%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.205%, 5/25/34[4]	6,798,286	5,845,979

8	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Principal Amount	Value

Residential Continued

Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.331%, 5/1/36[4]	$3,970,672	$3,087,035

CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.365%, 6/25/47[4]	2,488,581	2,452,137

Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.563%, 10/25/36[4]	3,381,893	3,111,294

Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.551%, 12/25/34[4]	2,182,349	2,183,637

Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.284%, 1/1/36[4]	1,387,929	941,111

RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates:
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	190,965	125,837
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	5,848,338	3,853,762

RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	2,754,839	1,701,829

Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	4,129,168	4,178,018

		27,480,639

Total Mortgage-Backed Obligations (Cost $1,286,372,938)		1,323,636,992

U.S. Government Obligations-32.5%
Federal Home Loan Mortgage Corp. Nts.:
0.50%, 4/17/15	129,313,000	129,410,761
1%, 7/28/17	12,330,000	12,344,895
1.25%, 5/12/17	10,695,000	10,854,227
1.75%, 5/30/19	22,355,000	22,917,228
2.375%, 1/13/22	8,707,000	8,962,263
5.25%, 4/18/16	22,385,000	26,227,273

Federal National Mortgage Assn. Nts.:
0.50%, 5/27/15-7/2/15	117,540,000	117,498,178
1.125%, 4/27/17	43,231,000	43,708,357
4.375%, 10/15/15	26,912,000	30,230,115
5.375%, 6/12/17	20,521,000	24,901,659

U.S. Treasury Bills:
0.04%, 7/12/12	22,700,000	22,699,564
0.041%, 7/19/12	20,000,000	19,999,590
0.05%, 7/26/12	5,000,000	4,999,826
0.069%, 7/5/12	29,850,000	29,849,877
0.103%, 9/20/12[8]	17,500,000	17,497,270

U.S. Treasury Nts., 1.50%, 7/15/12	49,500,000	49,530,938

Total U.S. Government Obligations (Cost $564,975,252)		571,632,021

Corporate Bonds and Notes-0.5%
Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22[3]	1,360,000	1,360,000
2% Sr. Unsec. Nts., 12/20/22[3]	6,825,000	6,825,000

Total Corporate Bonds and Notes (Cost $8,185,000)		8,185,000

9	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Principal Amount	Value

Short-Term Notes-14.7%
Federal Home Loan Bank:
0.01%, 7/5/12	$58,000,000	$57,999,549
0.01%, 7/6/12	53,225,000	53,224,483
0.06%, 7/18/12	4,400,000	4,399,834
0.08%, 7/11/12	42,600,000	42,599,154
0.08%, 7/20/12	40,000,000	39,998,549
0.10%, 8/1/12	7,000,000	6,999,458

Federal Home Loan Mortgage Corp., 0.07%, 7/11/12	30,000,000	29,999,417

Federal National Mortgage Assn., 0.06%, 7/25/12	24,000,000	23,999,040

Total Short-Term Notes (Cost $259,219,484)		259,219,484

	Expiration Date	Strike Price	Contracts
Options Purchased-0.0%
Euro$ 1 yr. MID-CRV Futures, 9/16/13 Put[9]	7/16/12	$99.250	189	2,363

Euro$ 1 yr. MID-CRV Futures, 9/16/13 Put[9]	9/17/12	99.250	95	4,750

U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put[9]	7/30/12	131.500	98	16,844

U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put[9]	7/30/12	132.500	77	28,875

U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put[9]	8/27/12	128.000	33	2,063

U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put[9]	8/27/12	130.000	33	5,672

Total Options Purchased (Cost $85,179)				60,567

10	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Swaption Expiration Date	Notional Amount

Swaptions Purchased-0.0%
Goldman Sachs International, Interest Rate Swaption (European); Swap Terms: Paid: 1.945%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/2/19[9] (Cost $62,916)	10/1/12	$3,920,000	4,382

Total Investments, at Value (Cost $2,151,943,229)	124.8%		2,195,918,498

Liabilities in Excess of Other Assets	(24.8)		(437,006,073)

Net Assets	100.0%		$1,758,912,425

Footnotes to Statement of Investments

*	June 29, 2012 represents the last business day of the Fund’s quartelry period. See accompanying Notes.
1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $58,301,699 or 3.31% of the Fund’s net assets as of June 29, 2012.

11	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

2.	Restricted security. The aggregate value of restricted securities as of June 29, 2012 was $20,476,705, which represents 1.16% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36	6/14/12	$7,121,711	$7,121,711	$—
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35	5/10/12	11,880,000	11,878,574	(1,426)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-10/4/11	1,472,671	1,476,420	3,749

		$20,474,382	$20,476,705	$2,323

3.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 29, 2012. See accompanying Notes.
4.	Represents the current interest rate for a variable or increasing rate security.
5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $48,009,386 or 2.73% of the Fund’s net assets as of June 29, 2012.
6.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $3,273,850 or 0.19% of the Fund’s net assets as of June 29, 2012.
8.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,699,735. See accompanying Notes.
9.	Non-income producing security.

12	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Futures Contracts as of June 29, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	Buy	242	9/19/12	$35,808,438	$(176,652)
U.S. Treasury Nts., 2 yr.	Buy	1,472	9/28/12	324,116,000	(187,484)
U.S. Treasury Nts., 5 yr.	Sell	954	9/28/12	118,266,188	(242,103)
U.S. Treasury Nts., 10 yr.	Buy	40	9/19/12	5,335,000	(2,819)
U.S. Treasury Nts., 10 yr.	Sell	1,393	9/19/12	185,791,375	357,524
U.S. Treasury Ultra Bonds	Buy	4	9/19/12	667,375	10,145

					$(241,389)

Written Options as of June 29, 2012 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation
U.S. Treasury Nts., 10 yr. Futures, 9/19/12	Put	66	$129.000	8/27/12	$11,253	$(6,188)	$5,065

As of June 29, 2012, the Fund had entered into the following written swaption contracts:

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Swaption Expiration Date	Premium Received	Value	Unrealized Appreciation
Three-Month USD BBA LIBOR
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.115%; Termination Date: 10/1/12	Interest Rate Pay Floating	$11,530	10/1/12	$41,796	$(1,245)	$40,551

Abbreviation is as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

13	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Notes to Statement of Investments

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 29, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$675,511,362
Sold securities	228,383,678

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather

14	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies

15	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

(listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

16	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

17	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 29, 2012 based on valuation input level:

	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$33,180,052	$—	$33,180,052
Mortgage-Backed Obligations	—	1,323,636,992	—	1,323,636,992
U.S. Government Obligations	—	571,632,021	—	571,632,021
Corporate Bonds and Notes	—	8,185,000	—	8,185,000
Short-Term Notes	—	259,219,484	—	259,219,484
Options Purchased	60,567	—	—	60,567
Swaptions Purchased	—	4,382	—	4,382

Total Investments, at Value	60,567	2,195,857,931	—	2,195,918,498
Other Financial Instruments:
Futures margins	938,213	—	—	938,213

Total Assets	$998,780	$2,195,857,931	$—	$2,196,856,711

Liabilities Table
Other Financial Instruments:
Futures margins	$(512,451)	$—	$—	$(512,451)
Appreciated options written, at value	(6,188)	—	—	(6,188)
Appreciated swaptions written, at value	—	(1,245)	—	(1,245)

Total Liabilities	$(518,639)	$(1,245)	$—	$(519,884)

18	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

19	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may

20	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 29, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $4,382, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $3,137 as of June 29, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of

21	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended June 29, 2012, the Fund had an ending monthly average market value of $397,562,856 and $303,806,271 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

22	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended June 29, 2012, the Fund had an ending monthly average market value of $22,089 and $85,203 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended June 29, 2012, the Fund had an ending monthly average market value of $17,758 and $56,700 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

23	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Written option activity for the period ended June 29, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2011	—	$—	130	$22,164

Options written	6,493	711,110	21,550	2,113,343
Options closed or expired	(6,493)	(711,110)	(21,602)	(2,116,501)

Options exercised	—	—	(12)	(7,753)

Options outstanding as of June 29, 2012	—	$—	66	$11,253

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating

24	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

During the period ended June 29, 2012, the Fund had an ending monthly average market value of $11,047 and $6,409 on purchased and written swaptions, respectively.

Written swaption activity for the period ended June 29, 2012 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2011	—	$—

Swaptions written	11,530,000	41,796

Swaptions outstanding as of June 29, 2012	11,530,000	$41,796

Restricted Securities

As of June 29, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,152,394,033
Federal tax cost of other investments	62,057,590

Total federal tax cost	$2,214,451,623

Gross unrealized appreciation	$55,889,732
Gross unrealized depreciation	(12,561,040)

Net unrealized appreciation	$43,328,692

25	Oppenheimer Limited-Term Government Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/29/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2012